QuickLinks -- Click here to rapidly navigate through this document

Exhibit 3.3

State of California Kevin Shelley
Secretary of State
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
A $30.00 filing fee must accompany this form.
IMPORTANT — Read instructons before completing this form	This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER	2.	NAME OF LIMITED PARTNERSHIP
	199621100009	BMC, LTD., A CALIFORNIA PARTNERSHIP

3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY:

	A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

	B.	THE STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE 5464 Carpinteria Avenue, Suite J		CITY AND STATE Carpinteria, CA		ZIP CODE 93013

	C.	THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT 5464 Carpinteria Avenue, Suite J		CITY Carpinteria	STATE CA	ZIP CODE 93013

	D.	THE ADDRESS OF THE GENERAL PARTNER(S)
		NAME Venoco, Inc.	ADDRESS 5464 Carpinteria Avenue, Suite J	CITY AND STATE Carpinteria, CA		93013

	E.	NAME CHANGE OF GENERAL PARTNER(S)
		FROM:		TO:

	F.	GENERAL PARTNER(S) CESSATION

	G.	NAME OF GENERAL PARTNER(S) ADDED	ADDRESS	CITY AND STATE		ZIP CODE

	H.	THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP
		NAME	ADDRESS	CITY AND STATE		ZIP CODE

	I.	THE NAME OF THE AGENT FOR SERVICE OF PROCESS

	J.	ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL 5464 Carpinteria Avenue, Suite J		CITY Carpinteria	STATE CA	ZIP CODE 93013

	K.	NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION:

	L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY):

4.	I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ WILLIAM LEE WINELAND SIGNATURE OF AUTHORIZED PERSON	CFO for General Partner, Venoco, Inc. POSITION OR TITLE OF AUTHORIZED PERSON
William L. Wineland TYPE OR PRINT NAME OF AUTHORIZED PERSON	9/8/03 DATE

SIGNATURE OF AUTHORIZED PERSON	POSITION OR TITLE OF AUTHORIZED PERSON

TYPE OR PRINT NAME OF AUTHORIZED PERSON	DATE

LP-2 (REV 12/2003)	APPROVED BY SECRETARY OF STATE

CA069—12/19/2003 C T System Online

QuickLinks

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP